EXHIBIT 10.19


                          REGISTRATION RIGHTS AGREEMENT



     This Agreement ("Agreement") is made and entered into as of this 1ST day of September, 1998 by and between UNITED WISCONSIN SERVICES, INC., a Wisconsin corporation ("UWS") and BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN, a Wisconsin service insurance corporation ("BCBSUW").


                                    RECITALS

     WHEREAS, BCBSUW organized UWS in 1983;

     WHEREAS, until 1991, BCBSUW owned all of the issued and outstanding stock of UWS and since that date has continued to be the largest shareholder of UWS;

     WHEREAS, UWS has organized Newco/UWS, Inc., a Wisconsin corporation ("Newco") and intends to (a) contribute its managed care and specialty products operations to Newco; and (b) distribute all of the outstanding shares of Newco to UWS shareholders (the "Spin-Off");

     WHEREAS, since 1986 the Chief Executive Officer of BCBSUW and UWS have been the same person;

     WHEREAS, following the Spin-Off Newco will be managed by the existing management of UWS, and UWS will be managed by the personnel who have been responsible for the operations of the small group products businesses located in Green Bay, Wisconsin; and

     WHEREAS, in connection with the Spin-Off, BCBSUW desires to obtain registration rights with respect to its UWS Common Stock ("UWS Common Stock"), and UWS desires to agree with BCBSUW regarding its future ownership of UWS Common Stock.

     NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I
                               REGISTRATION RIGHTS

     Section 1.01 GENERAL. For purposes of Article I: (I) the terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement (a "registration statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the declaration or ordering of effectiveness of such registration statement; and
(ii) the term "Registrable Securities" means the shares of UWS Common Stock held by BCBSUW from time to time immediately after the Spin-Off.

     Section 1.02 DEMAND REGISTRATION. Subject to Section 1.08(a) hereof, at anytime on or after the date hereof if UWS shall receive a written request (specifying that it is being made pursuant to this Section 1.02) from BCBSUW that UWS register at least fifty percent (50%) of the then outstanding Registrable Securities, then UWS shall use its best efforts to cause to be registered all Registrable Securities that BCBSUW have requested be registered. Notwithstanding the foregoing, UWS shall not be obligated to effect a registration pursuant to this Section 1.02 during the period starting with the date forty-five (45) days prior to UWS's estimated date of filing of, and ending on a date one-hundred-eighty (180) days following the effective date of, registration statement pertaining to an underwritten public offering of UWS Common Stock for the account of UWS. UWS shall be obligated to effect not more than two (2) registrations pursuant to this Section 1.02. Any request for registration under this Section must be for a firmly underwritten public offering in accordance with terms agreed upon between the underwriter or underwriters and BCBSUW to be managed by an underwriter or underwriters designated by BCBSUW and reasonably acceptable to UWS. Notwithstanding anything else in this Agreement to the contrary, all of UWS's obligations under this Section shall expire on the earlier of July 31, 2008, or the date on which BCBSUW owns in the aggregate less than three percent of the outstanding UWS Common Stock. Subject to the provisions of Section 1.07(a) hereof, UWS shall be permitted to cause to be registered additional shares of UWS Common Stock (whether previously unissued or owned by a person or entity designated by UWS) in connection with any registration effected pursuant to this Section 1.02. If, while a registration request is pending pursuant to this Section 1.02, UWS has determined in good faith that (A) the filing of a registration statement could jeopardize or delay any contemplated material transaction other than a financing plan involving UWS or would require the disclosure of material transaction other than a financing plan involving UWS or would require the disclosure of material information that UWS had a bona fide business purpose for preserving as confidential; or (B) UWS then is unable to comply with requirements of the Securities and Exchange Commission ("SEC") applicable to the requested registration (notwithstanding its best efforts to so comply), UWS shall not be required to effect a registration pursuant to this Section 1.02 until the earlier of (1) the date upon which such contemplated transaction is completed or abandoned or such material information is otherwise disclosed to the public or ceases to be material or UWS is able to so comply with applicable SEC requirements, as the case may be, and (2) 45 days after UWS makes such good-faith determination.

     Section 1.03 PIGGYBACK REGISTRATION. Subject to Section 1.08(b) hereof, if at any time UWS determines to register any UWS Common Stock under the 1933 Act in connection with the public offering of such securities solely for cash, on a form that would also permit the registration of any of the Registrable Securities, UWS shall promptly give BCBSUW written notice thereof. Upon the written request of BCBSUW received by UWS within thirty (30) days after the giving of any such notice by UWS, UWS shall use its best efforts to cause to be registered all of the Registrable Securities that BCBSUW has requested be registered together with the registration of UWS Common Stock otherwise being registered by UWS or its shareholders, as the case may be. UWS may, for any reason or for no reason, elect to either not file or withdraw the filing of any registration statement relating to a registration described in this Section 1.03 at any time prior to the effectiveness thereof.

     Section 1.04 RESALE REGISTRATIONS. If at any time in the future BCBSUW proposes to sell Registrable Securities to one or more third parties, BCBSUW may request in writing that UWS register such Registerable Securities on Form S-3 prior to such sale ("Resale Registration"). Upon receipt by UWS of such written request, UWS shall use its best efforts to come to be registered all of the Registrable Securities that BCBSUW proposes to sell. At UWS's election, UWS may maintain an effective shelf registration in Form S-3 for the purpose of effecting Resale Registrations. Notwithstanding anything else in this Agreement to the contrary, all of UWS's obligations under this Section shall expire on the earlier of July 31, 2008, or the date on which BCBSUW owns in the aggregate less than three percent of the outstanding UWS Common Stock. BCBSUW shall be entitled to unlimited registrations under this Section.

     Section 1.05 OBLIGATIONS OF UWS. Whenever UWS shall be required under Sections 1.02, 1.03 or 1.04 hereof to use its best efforts to effect the registration of any Registrable Securities, UWS shall:

     (a) as expeditiously as possible, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become and remain effective under the 1933 Act, except that UWS shall in no event be obligated to cause any such registration to remain effective for more than three months;

     (b) as expeditiously as possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

     (c) as expeditiously as possible, furnish to BCBSUW such numbers of copies of a prospectus, including a preliminary prospectus, and such other documents as they may reasonable request in order to facilitate the disposition of Registrable Securities owned by it;

     (d) as expeditiously as possible, use its reasonable efforts to register and qualify the securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate or requested by BCBSUW, except that UWS shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

     (e) advise BCBSUW, promptly after it shall receive notice or obtain knowledge thereof, of (i) the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose, and (ii) any similar action by any regulatory agency of competent jurisdiction under the securities or Blue Sky laws of any jurisdiction, and in any such case promptly use its reasonable best efforts to prevent the issuance of any stop order or the taking of any such similar action or to obtain its withdrawal if such stop order should be issued or any such similar action shall be taken; and

     (f) furnish to BCBSUW copies of all documents proposed to be filed with respect to any amendment or supplement to such registration statement or prospectus at a reasonable time prior to such filing.

     Section 1.06 FURNISH INFORMATION. It shall be a condition precedent to the obligations of UWS to take any action pursuant to this Article I that BCBSUW shall furnish to UWS such information regarding BCBSUW, the Registrable Securities held by BCBSUW, and the intended method of disposition of such securities and such other matters as may be required by the 1933 Act and other applicable law and regulation as UWS shall request and as shall be required in connection with the action to be taken by UWS.

     Section 1.07 EXPENSES OF REGISTRATION. In connection with a registration pursuant to Section 1.02, all underwriter's discounts and commissions, all registration and qualification fees, printers' and any extraordinary accounting fees, required as a result of BCBSUW's registration, shall be borne by BCBSUW. All such expenses incurred in connection with a registration pursuant to Section
1.03 shall be borne by UWS, BCBSUW and any other sellers pro rata in relation to the number of shares of UWS Common Stock being registered by each such party. All expenses incurred in connection with Section 1.04 shall be borne by BCBSUW. For any registrations pursuant to Sections 1.02, 1.03 or 1.04, all parties shall pay all of their own respective attorneys' fees.

     Section 1.08 UNDERWRITING REQUIREMENTS.

     (a) In connection with any registration requested by BCBSUW under Section 1.02, UWS shall not be required under Section 1.02 to register any Registrable Securities of BCBSUW unless BCBSUW accepts the terms of the underwriting required by Section 1.02, and then only in such quantity as will not, in the written opinion of the managing underwriters, exceed the maximum number of shares that can be marketed at a price reasonably related to the then current market price for such shares, or otherwise materially and adversely affect such offering or the trading market for such shares (the "Maximum Feasible Quantity"). All securities sold to cover any over-allotment shall be apportioned between BCBSUW and UWS in proportion to the total number of shares being sold by each, provided, however, that any such over-allotment shall first be allocated to BCBSUW to the extent any of the Registrable Securities of BCBSUW were not included in such registration because the total number of Registrable Securities requested to be registered by BCBSUW exceeded the Maximum Feasible Quantity for such registration, and shall thereafter be allocated to UWS to the extent that the shares requested to be registered by UWS were not included in such registration because such shares, when added to the shares being registered by BCBSUW, exceeded the Maximum Feasible Quantity for such registration.

     (b) In connection with any registration in which Registerable Securities are included pursuant to Section 1.03 hereof, UWS shall not be required to include any Registrable Securities in such registration unless BCBSUW accepts the terms of the underwriting as agreed upon between UWS and the underwriters selected by it, and then only in such quantity as will not, when added to the shares otherwise being registered by UWS, in the written opinion of the managing underwriters, exceed the Maximum Feasible Quantity for such registration. All securities sold to cover any over-allotment shall be apportioned between BCBSUW and UWS in proportion to the total number of shares being sold by each; provided, however, that any such over-allotment shall first be allocated to UWS to the extent any of the securities of UWS were not included in such registration because the total number of Registrable Securities included in such registration by BCBSUW, when added to the shares otherwise being registered by UWS, exceeded the Maximum Feasible Quantity for such registration, and shall thereafter be allocated to BCBSUW to the extent that the Registrable Securities requested to be registered by BCBSUW were not included in such registration because such shares when added to the shares being requested by UWS, included the Maximum Feasible Quantity for such registration.

                                   ARTICLE II
                                   STANDSTILL

     BCBSUW agrees that until July 31, 2008, it, without the written consent of UWS, will not purchase or otherwise acquire any additional shares of UWS Common Stock other than as the result of any stock dividend or distribution or pursuant to the reinvestment of dividends under the United Wisconsin Services, Inc. Dividend Reinvestment and Direct Stock Purchase Plan.

                                   ARTICLE III
                               GENERAL PROVISIONS

     Section 3.01 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered personally; (ii) the second business day after being deposited in the United States mail registered or certified (return receipt requested); (iii) the first business day after being deposited with Federal Express or any other recognized national overnight courier service or (iv) on the business day on which it is sent and received by facsimile, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)      If to UWS:

                           American Medical Security Group, Inc.
                           3100 AMS Boulevard
                           Green Bay, WI  54313
                           Attention:  President

(b)      If to BCBSUW:

                           401 West Michigan Street
                           Milwaukee, WI  53203
                           Attention:  Thomas R. Hefty, President

     Section  3.02  MISCELLANEOUS.   This  Agreement  (including  the  exhibits,
documents and instruments referred to herein or therein):

          (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or either of them, with respect to the subject matter hereof;

          (b) is not intended to confer upon any person which is not a party hereto any rights or remedies hereunder;

          (c) may be assigned by BCBSUW by operation of law or otherwise; and

          (d) may be executed in two or more counterparts which together shall constitute a single agreement.

     Section 3.03 WAIVER: REMEDIES. No delay or failure on the part of any party hereto to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power, or privilege hereunder operate as a waiver of any other right, power, or privilege hereunder, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder.

     Section 3.04 SEVERABILITY. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable, and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

     Section 3.05 GOVERNING LAW. This Agreement shall be construed in accordance with the law of the State of Wisconsin (without regard to principles of conflicts of laws) applicable to contracts made and to be performed in Wisconsin.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            UNITED WISCONSIN SERVICES, INC.


                                            By:    /S/ STEPHEN E. BABLITCH
                                                --------------------------------


                                            BLUE CROSS & BLUE SHIELD
                                            UNITED OF WISCONSIN


                                            By:   /S/ GAIL L. HANSON
                                                --------------------------------